SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 18, 2005
LANCE, INC.
(Exact name of registrant as specified in charter)

North Carolina	0-398	56-0292920

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC		28232

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 704-554-1421
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 18, 2005, Lance, Inc. (the “Company”) issued a press release announcing its plans to begin the repurchase of up to one million shares of the Company’s common stock. A copy of the press release is being filed as Exhibit 99.1 hereto. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     99.1 Press Release, dated August 18, 2005, regarding the share repurchase program.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: August 18, 2005	By:	/s/ David R. Perzinski
David R. Perzinski
Treasurer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: August 18, 2005	Commission File No: 0-398
Lance, Inc.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated August 18, 2005, regarding the share repurchase program.

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